THIS NOTE AND THE SECURITIES TO BE ISSUED UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS. MOREOVER, THIS NOTE MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

NO.                                                          $U.S.
   ----------                                                     --------------


                            CHINA PACIFIC, INC.

                  9% CONVERTIBLE NOTE DUE JANUARY   , 1999
                                                 ---

       THIS NOTE is one of a duly authorized issue of Notes of China Pacific, Inc., a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), designated as its 9% Convertible Notes Due January ,
                                                                              --
1999, in an aggregate principal amount not exceeding Fifteen Million United States Dollars (U.S.$15,000,000).

       FOR VALUE  RECEIVED,  the  Company  promises  to pay to
                                                              ------------------
the registered holder hereof and its successors and assigns (the "Holder"),  the
principal  sum of                                        United  States  Dollars
                 ----------------------------------------
(U.S.$                   ) on  January  ,  1999,  (the "Maturity  Date") and to
      -------------------
pay interest on the principal sum outstanding at the rate of 9% per annum due and payable quarterly. Accrual of interest shall commence on the first business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for. The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of
the  Offshore  Securities  Subscription  Agreement  dated as of  January       ,
                                                                        -------
1997 between the Company and the Buyer named therein (the "Subscription Agreement"). The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the principal of and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note as of the tenth day prior to Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

     This Note is subject to the following additional provisions:

     1. The Notes are issuable in denominations of Two Hundred Fifty Thousand United States Dollars (U.S. $250,000) and integral multiple thereof. The Notes are exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

     3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4. The Holder of this Note is entitled, at its option, to convert the original principal amount (the "Original Amount") of this Note into fully paid and non-assessable shares of common stock, $.001 par value, of the Company (the "Common Stock") at a conversion price (the "Conversion Price") equal to eighty percent (80%) of the average closing bid price of the Company's Common Stock as reported by Nasdaq over the five (5) trading-day period ending on the day prior to the date of a written notice from a holder of this Note of such conversion; provided, however, that the Conversion Price shall in no event be greater than $8.00 per share nor less than $4.00 per share, and provided, further, that the Company shall be required to convert no more than one-fourth (1/4) of the Original Amount until after May , 1997 (120 days after the issue hereof), one-half (1/2) of the Original Amount until after September , 1996 (240 days after the issue hereof), three-fourths (3/4) of the Original Amount until after January , 1998 (360 days after the issue hereof) and all of the Original Amount until after May , 1998 (480 days after the issue hereof).

     5. Conversions of this Note shall be effectuated by surrendering the Notes to be converted (with a copy, by facsimile or courier, to the Company) to the Company with the Form of Conversion Notice (attached hereto as Exhibit A) executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. No fractional or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole number of shares. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Note, with the conversion notice duly executed, to the Company, or if earlier, the date set forth in such notice of conversion if the Note is received by the Company within three business days thereafter.

     6. No amount of accrued but unpaid interest otherwise payable by the Company shall be subject to conversion except, and unless, that the Company may elect, at its sole option, to deliver shares of Common Stock, which shares may be issued by the Company as payment in full of any such interest on the same terms as would otherwise apply to the conversion of the principal amount hereof.

     7. The Company shall be entitled, at its sole option and upon proper notice, to automatically convert ("Forced Conversion") any amount remaining due and payable under this Note into Common Stock if, and only if, the closing bid price of the Common Stock is greater than $8.00 for a period of at least fourteen (14) consecutive trading days ending not more than two business days prior to the giving of notice by the Company of its election to cause such Forced Conversion. In the event the Company elects to cause a Forced Conversion, the Company shall notify the Holder in writing ("Notice of Forced Conversion") by facsimile transmission and by certified mail at the number and address set forth for the Holder below, or at such other number and address as the Holder may notify the Company of from time to time. Notice of Forced Conversion shall be deemed to have been given as of the date such notice was transmitted by facsimile or three business days after the date deposited in the United States mail, certified and postage pre-paid, whichever is earlier. The Conversion Price with respect to any such Forced Conversion shall be the then applicable Conversion Price on the date of such Notice of Forced Conversion. Upon receipt of a Notice of Forced Conversion, the Holder shall promptly return to the Company this Note and, upon receipt by the Company of the Note, the Company shall issue the shares issuable as a result of such Forced Conversion.

     8. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place and rate, and in the coin or currency, herein prescribed. This Note ranks equally and ratably with all other Notes now or hereafter issued under the terms set forth herein.

     9. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     10. The Company agrees to pay all costs and expenses, including reasonable attorney's fees, which may be incurred by Holder in collecting any amount due under this Note.

     11. The following shall constitute "Events of Default" under this Note:

          (a)  Any default in the payment of principal or interest on this Note;

          (b) If any of the representations or warranties made by the Company herein, in the Offshore Securities Subscription Agreement relating to the purchase and sale of Notes between the Company and the Holder (the "Subscription Agreement"), or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note or the Subscription Agreement shall be false or misleading in any material respect at the time made;

          (c) If the Company shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of seven (7) days after notice from the Holder of such failure;

          (d) If the Company shall (i) become insolvent, (ii) admit in writing its inability to pay its debts as they mature, (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution, or (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business;

          (e) If a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty
               (30) days after such appointment;

          (f) If any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) days thereafter;

          (g) If any money judgment, writ or warrant of attachment, or similar process, except mechanics and materialmen's liens incurred in the ordinary course of business, in excess of $500,000 in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder;

          (h) If bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed, stayed or bonded within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

          (i) If the Company shall have its Common Stock delisted from an exchange or Nasdaq.

     Upon the occurrence of an Event of Default, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

12. For so long as any amount payable under this Note remains unpaid, the Company shall furnish to the Holder the following information:

     (a) No later than ninety (90) days following the end of each fiscal year, beginning with the fiscal year ending December 31, 1996, consolidated balance sheets, statements of income and statements of cash flow and shareholders' equity of the Company and its subsidiaries, if any, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited by a firm of independent public accountants (i.e., Form 10-K or Form 10-KSB).

     (b) Within forty-five (45) days after the end of each quarter (except the fourth quarter) of each fiscal year, consolidated balance sheets, statements of income and statements of cash flow of the Company and its subsidiaries, if any (i.e., Form 10-Q or Form 10-QSB).

13. The Company covenants and agrees that until all amounts due under this Note have been paid in full, by conversion or otherwise, unless the Holder waives compliance in writing, the Company shall:

     (a) Give prompt written notice to the Holder of any Event of Default as defined in this Note or of any other matter which has resulted in, or could reasonably be expected to result in, a materially adverse change in its financial condition or operations.

     (b) Give prompt written notice to the Holder of any claim, action or proceeding which, in the event of any unfavorable outcome, would or could reasonably be expected to have a material adverse effect on the financial condition of the Company.

     (c) At all times reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of this Note such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of the outstanding principal balance of this Note into shares of Common Stock.

     (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or (ii) in the case of mutilation, upon surrender and cancellation of this Note, the Company, at its expense, will execute and deliver a new Note, dated the date of the lost, stolen, destroyed or mutilated Note.

14. Until such time as this Note becomes fully convertible as provided in paragraph 4 above (480 days after the issue hereof), the Company covenants and agrees that it will not engage in any offering of equity securities, or securities convertible into equity securities of the Company, other than offerings made pursuant to a registration statement filed with the U.S. Securities and Exchange Commission, with any third party without first offering the holder hereof the opportunity (which shall remain open for a period of ten business days from the date the holder receives notice thereof) to purchase up to all of such securities offered (in the discretion of the holder) on the terms and provisions on which the Company proposes to offer such securities to third parties. If the holder notifies the Company of its intent to exercise its right of first refusal, the holder must deliver to the Company, within five business days after notifying the Company of its election to exercise such right of first refusal, documentation satisfactory to the Company and its counsel accompanied by payment in full of the price of such securities. If the holder notifies the Company that it is not exercising its right of first refusal, or if the holder fails to notify the Company of its intent or fails to deliver documentation and payment within the periods permitted therefor, the right of first refusal shall lapse with respect to the proposed sale of securities and the Company shall be free to sell such securities on the terms proposed. In the event the holder fails to exercise the right of first refusal and the Company completes the sale of securities which are the subject of such right of first refusal, the Company shall promptly notify the holder (in any event not later than two business days after the fact) of the date of closing and the substantive terms and provisions of such transaction. In the event there is more than one holder of Notes of like tenor, the right of first refusal granted hereby shall be available proportionately to each such holder.

15. The Holder of this Note agrees to bear the cost of any U.S. withholding tax on interest payable under this Note.

16. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

17. The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

18. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

19. This Note constitutes the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

20. The Company hereby agrees that, upon demand of the Holders of not less than fifty percent (50%) of the then outstanding Notes or the holders of not less than fifty percent (50%) of the shares of Common Stock issued pursuant to conversion of Notes, as a result of a regulatory development or any "no-action" or written interpretive guidance from the Securities and Exchange Commission which calls into question the ability of the holders of the Notes, or the shares issuable upon conversion of the Notes, to resell the Notes, or the shares issuable upon conversion of the Notes, without registration, the Company will file, and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 (or any other available form) under the Securities Act covering the resale of the Notes and the shares issuable upon conversion of the Notes. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the shares issuable upon conversion of the Notes are sold, whichever is earlier. The Company shall provide the holders of the Notes, or the shares issuable upon conversion of the Notes, with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Notes and the shares issuable upon conversion of the Notes. The Company shall bear all expenses incurred in connection with any such registration, excluding discounts and commissions and other expenses of the holders (including, but not limited to any holder's counsel's fees).

21. This Note shall be governed by the construed in accordance with the laws of the State of Nevada.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

                               CHINA PACIFIC, INC.


Dated:  January      , 1997    By:
                                  ---------------------------------
                               Name: Mak Shiu Tong
                               Title:    President


Note No.                $
        ----------       -----------------
Name:
                         -----------------
Mailing Address:
                         -----------------

                         -----------------
Facsimile #:
                         -----------------

                                    EXHIBIT A

                              NOTICE OF CONVERSION

     (To be executed by the Registered Holder in order to Convert the Note)



The undersigned hereby irrevocably elects to convert $                       of
                                                      -----------------------
the above Note No.         into Shares of Common  Stock of  China Pacific,  Inc.
                  ---------
(the "Company") according to the conditions set forth in the Note, as of the date written below.

The undersigned represents that it is not a US person as defined in Regulation S promulgated under the Act, and is not converting the Notes on behalf of any US Person.


                               ---------------------------------------
                               Date of Conversion*


                               ---------------------------------------
                               Applicable Conversion Price


                               ---------------------------------------
                               Principal Amount Converted


                               ---------------------------------------
                               Shares Issuable on Conversion


                               ---------------------------------------
                               Signature


                               Name:
                                    ----------------------------------

                               Address:
                                       -------------------------------


------------------------
* The original Note and Notice of Conversion must be received by the Company by the third business date following the Date of Conversion.